UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23084

Series Portfolios Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

Ryan L. Roell, President
Series Portfolios Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 765-6839
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2019

Date of reporting period:  June 30, 2019

Item 1. Report to Stockholders.

Palm Valley Capital Fund

Investor Class – PVCMX

SEMI-ANNUAL REPORT
June 30, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.palmvalleyfunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 888-224-7256 (PALM) or by sending an email request to invest@palmvalleycapital.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 888-224-7256 (PALM) or send an email request to invest@palmvalleycapital.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

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INVESTMENT PERFORMANCE (%)

	Total Return				Total Return
	Inception	Quarter*	YTD	1 Year	Since Inception
Palm Valley Capital Fund	5/1/19	0.70	N/A	N/A	0.70
S&P Small Cap 600 Index		-1.93			-1.93
Morningstar Small Cap Index		-1.35			-1.35

*Performance reflects a partial quarter from May 1, 2019 through June 30, 2019.

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be higher or lower than the performance quoted.  Performance of the Fund current to the most recent quarter-end can be obtained by calling 904-747-2345.

As of the most recent prospectus, the Fund’s gross expense ratio is 2.02% and the net expense ratio is 1.25%.  Palm Valley Capital Management has contractually agreed to waive its management fees and reimburse Fund operating expenses through at least April 30, 2021.

July 1, 2019

Dear Friends,

This is the inaugural letter for the Palm Valley Capital Fund (ticker: PVCMX), which launched on April 30, 2019.  The Palm Valley Capital Fund (the Fund) invests in small cap stocks.  While our Fund is new, its underlying absolute return-based investment strategy is not.  We have practiced the same strategy throughout our careers in investment management.

The foundation of our approach is to only deploy capital when we believe we have found an undervalued security.  This can result in the Fund holding a significant percentage of cash during periods of high small cap valuations, like the present.  Being “underinvested” in equities can create meaningful differences in investment performance between our Fund and its benchmarks.  Furthermore, the types of stocks we own are often considered contrarian and may behave differently than their small cap peers.  We emphasize the quality of a company’s balance sheet and free cash flow stream when evaluating securities for the portfolio.  Many other investors focus on estimating growth rates and how a firm’s management can maximize near-term earnings per share.

Purchasing the Fund
The Palm Valley Capital Fund is currently available for purchase directly through U.S. Bank (888-224-7256).  We are working to make the Fund available on major platforms as well.  Each platform has its own requirements in terms of internal demand, fund size, and track record.  If you are an investment adviser and would like to purchase the Palm Valley Capital Fund through your platform, please let us know.

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As absolute return investors, we believe the Fund’s investment performance is best measured over a full market cycle, which includes both a bull market and a bear market.  Market cycles vary in length and magnitude, and the current small cap cycle has set records on both counts.  Many investors will reject the idea of measuring results over such long periods.  Nevertheless, it’s important to distinguish our process from other investment professionals who are geared toward quarterly and annual performance assessments.  That is not the game we are playing.

Market cycles usually correspond to the business cycle.  Like the last economic cycle, we believe the economy and companies’ earnings are being supported by unsustainable levels of credit growth—particularly in government and corporate debt.  In the fourth quarter, to counter rising stress in the credit and equity markets, the Federal Reserve abandoned its rate hike campaign and communicated a more market-friendly policy going forward.  Regardless of the Federal Reserve’s efforts to maintain asset prices and credit growth, we believe the economy’s reliance on incremental debt and low interest rates is unsustainable.

PALM VALLEY CAPITAL FUND

Valuations for U.S. small caps are near historical extremes.  We do not believe this is warranted given lukewarm economic growth and increased financial risk from growing indebtedness.  In fact, the typical small cap’s P/E ratio appears more in-line with levels immediately following recessions, after earnings have plummeted.  Rising small cap leverage combined with low interest rates and reduced tax rates make P/E ratios appear somewhat more palatable than firm-level valuation metrics such as Enterprise Value to EBIT, where the median firm trades for twice the multiple that prevailed prior to 2013.  We are cautious about the impact of deteriorating balance sheets on company performance during an economic pullback, and we are not certain today’s favorable corporate tax rates will be sustained.  For us, it doesn’t make sense to pay near-record multiples for a less predictable outcome.

For the two-month period from April 30, 2019 (inception) through June 30, 2019, the Palm Valley Capital Fund returned 0.70%.  In contrast, the S&P Small Cap 600 Index and Morningstar Small Cap Total Return Index declined 1.93% and 1.35%, respectively.  While we are pleased to report positive relative returns since the Fund’s inception, we are not overly concerned about how we compare to a benchmark in the short-term.  Given current small cap valuations, we are much more concerned about full-cycle absolute returns and limiting permanent losses to capital.  Consequently, we are avoiding stocks trading above our calculated valuations, including many high-quality businesses, companies with excessive financial risk or mispriced operating risk, and firms with concentrated ownership by ETFs and passive funds.  Furthermore, at this stage of the market cycle, we are particularly attracted to the advantages of holding Treasury bills.  We believe Treasury bills offer safety, liquidity, a competitive yield relative to equities, and the ability to act decisively when opportunities materialize.  At the end of June, the Fund had 91.8% of its assets in cash equivalents.

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The Fund currently owns ten equities: Crawford & Co. (ticker: CRD/B), Crimson Wine Group (ticker: CWGL), Natural Gas Services Group (ticker: NGS), United-Guardian (ticker: UG), Weis Markets (WMK), Protective Insurance (ticker: PTVCB), Adams Resources & Energy (ticker: AE), Scholastic (ticker: SCHL), Amdocs (ticker: DOX), and Gencor Industries (ticker: GENC).  We believe all these firms have strong balance sheets and trade at below-average multiples to free cash flow or asset value.  In many cases, our weightings are modest, which reflects the size of our estimated discount to fair value.  We expect to increase position sizes when the magnitude of any security’s discount grows.

Each quarter, we plan to discuss the three securities having the largest positive and negative impact on Fund performance, with a minimum threshold of 10 basis points of overall impact.  Crawford was the only holding that met this hurdle for contributors during the quarter.  There were no detractors responsible for a 10 basis point impact on the Fund.

Crawford & Co. is one of the world’s largest independent providers of claims management services to insurance companies and self-insured entities.  Demand is tied to industrywide claims volumes, weather events, economic activity, employment, and workplace injuries, as well as the propensity for insurers to outsource adjusting work.  A restructuring program has significantly improved underlying profitability in Crawford’s core businesses, but this was overshadowed by a declining contribution from administering class action services related to the BP oil spill.  The class action business was sold last year, which allowed Crawford to reduce debt.  We own Crawford’s Class B voting shares, which have historically sold at periodic premiums to the Class A non-voting shares but traded at a discount during June as a result of anticipated rebalancing of Russell indexes.

Crimson Wine Group produces premium wines from California, Oregon, and Washington.  The firm owns six vineyards and wineries in Napa, Sonoma, and other top winegrowing districts.  Over the past several years, the company has experienced contracting margins as a result of brisk increases in grape prices.  Crimson sources two-thirds of its grapes from independent growers.  However, the value of Crimson’s prime acreage has continued to appreciate, particularly in Napa Valley, where land is scarce.  We believe Crimson sells for a discount to the value of its vineyards, wineries, and inventory.

Natural Gas Services Group manufactures, sells, and leases natural gas compressors to the energy industry.  Compressors are commonly used to increase the productivity of oil and natural gas wells.  In our opinion, Natural Gas Services has navigated through the ups and downs of the energy markets well.  During profitable years, the company has positioned the business for future opportunity by allowing its cash balance to grow.  During periods of

PALM VALLEY CAPITAL FUND

industry weakness, the company has invested in new equipment to grow revenues and increase market share.  Natural Gas Services maintains a very strong balance sheet with no debt and $40 million in cash.  We believe its stock is attractively priced relative to its net assets, and it currently trades at 0.80x tangible book value.

Weis Markets operates 200 grocery stores in Pennsylvania and surrounding states. The company has a very strong balance sheet with no debt and $90 million in cash and marketable securities.  Weis also owns 95 of its stores, a 1.3 million square foot distribution center, an ice cream plant, and a meat processing facility.  Weis’s strong balance sheet has provided it with the flexibility to act opportunistically within its highly competitive industry.  For example, in 2016 the company acquired five Mars Super Market locations and 38 Food Lion stores, resulting in a gain on bargain purchase of $24 million.  Weis Markets currently sells at a discount to tangible book value, provides a 3.4% dividend yield, and has consistently generated free cash flow over the past decade.

United-Guardian supplies unique products to the personal care, pharmaceutical, medical, and industrial sectors.  LUBRAJEL is a line of water-based moisturizing and lubricating gels, and United offers several proprietary formulations for different end markets from cosmetics to medical applications.  RENACIDIN keeps catheters from becoming plugged up with calcium and can dissolve certain bladder and kidney stones. United has 40% operating margins even though the firm’s patents expired long ago.  While the company has exposure to the Chinese market and could be affected by tariffs, United’s core products have existed for decades and the firm is a disciplined producer of free cash flow.  United has a squeaky-clean balance sheet and currently pays a dividend yield exceeding 5%.

Top Holdings (6/30/19)	% Assets
Crawford & Company	2.72
Crimson Wine Group	1.00
Natural Gas Services Group	0.76
United-Guardian	0.58
Weis Markets	0.56
Protective Insurance	0.56
Adams Resources & Energy	0.53
Scholastic	0.51
Amdocs	0.47
Gencor Industries	0.46

Protective Insurance is a leading commercial trucking insurer and works with customers such as FedEx and smaller outfits.  Challenges in the commercial auto market in recent years due to rising jury awards for accidents have impacted the industry and disrupted Protective’s long history of stable underwriting performance.  The company is raising premiums to address the unfavorable litigation environment.  Protective trades at a significant discount to its tangible book value.

Adams Resources & Energy is a crude oil marketing, transportation, and storage business.  The company also transports liquid chemicals and dry bulk in the U.S. and Canada.  Operating results are influenced by fluctuations in oil prices and the volume of oil purchased and sold.  Adams has an impeccable balance sheet with no debt and cash equal to 90% of its market capitalization.  We believe the company sells at a discount to the value of its infrastructure, real estate, and net working capital.

Scholastic is the world’s largest publisher and distributor of children’s books and is a leading provider of instructional materials for grades pre-K to 12.  One month ago, the company’s stock dropped after Scholastic sharply reduced guidance for the fiscal year, primarily due to the impact on book club sales from regulatory changes on sales tax collections.  Scholastic’s corporate cash and owned headquarters building, which is located on Broadway in New York City’s SoHo neighborhood, account for over half of the firm’s market capitalization.  We were able to acquire shares in this nearly 100-year-old company at tangible book value, and we think Scholastic will continue to be a magnet for talented authors and a fixture in elementary schools.

PALM VALLEY CAPITAL FUND

Amdocs is the world’s leading provider of billing and customer care (BSS) and operations support systems (OSS) to communications service providers.  Customer relationships are sticky and major clients include AT&T, Sprint, T-Mobile, Vodafone, Singtel, and Comcast.  Three quarters of revenue is recurring.  The balance sheet is excellent and margins have been stable and cash flow dependable.

Gencor Industries is a market-leading manufacturer of asphalt plants.  The company’s H&B product line is the world’s oldest asphalt plant manufacturer, with its first plant assembled in 1894.  Gencor’s business is dependent on highway construction and government funding.  We believe Gencor’s operating results have benefited from the five-year Fixing America’s Surface Transportation Act (FAST) and increases in highway construction spending.  Although Gencor’s business is highly cyclical, we are comforted by the company’s very strong balance sheet.  Gencor has no debt, valuable real estate assets, and cash and marketable securities equal to over two-thirds of its market capitalization.

Few would argue that the Federal Reserve has had a growing influence on market behavior.  However, there is considerable disagreement among investors about whether central bank intervention is sustainable without culminating in another financial crisis.  Even those genuinely concerned about the long-term consequences of Fed actions are mostly still unable or unwilling to position their portfolios today for a less hospitable market climate—the opportunity cost of sitting out of potential gains is too great and clients expect results now.  Without a doubt, an unconventionally managed portfolio is a tough sell after a decade when it has appeared totally unnecessary.  We believe business and market cycles are cyclical in nature and this time is not different.

Thank you for your support.

Sincerely,

Eric Cinnamond	Jayme Wiggins

Mutual fund investing involves risk.  Principal loss is possible. The Palm Valley Capital Fund invests in smaller sized companies, which involve additional risks such as limited liquidity and greater volatility than large capitalization companies.  The ability of the Fund to meet its investment objective may be limited to the extent it holds assets in cash (or cash equivalents) or is otherwise uninvested.

Before investing in the Palm Valley Capital Fund, you should carefully consider the Fund’s investment objectives, risks, charges, and expenses. The Prospectus contains this and other important information and it may be obtained by calling 904-747-2345. Please read the Prospectus carefully before investing.

Past performance is no guarantee of future results.

Dividends are not guaranteed and a company’s future ability to pay dividends may be limited. A company currently paying dividends may cease paying dividends at any time.

The S&P Small Cap 600 Index measures the small cap segment of the U.S. equity market. The index is designed to track companies that meet specific inclusion criteria to ensure that they are liquid and financially viable.  The Morningstar Small Cap Total Return Index tracks the performance of U.S. small-cap stocks that fall between 90th and 97th percentile in market capitalization of the investable universe.  It is not possible to invest directly in an index.

The Palm Valley Capital Fund is distributed by Quasar Distributors, LLC.

PALM VALLEY CAPITAL FUND

Definitions:
Free cash flow:  Cash from operating activities minus capital expenditures.
Earnings per share:  Net income divided by shares outstanding.
EBITDA:  Earnings before Interest, Taxes, Depreciation, and Amortization.
Net Debt/EBITDA:  Total debt minus cash and equivalents divided by EBITDA.  A measure of financial leverage.
P/E Ratio:  Stock price divided by earnings per share.
Enterprise Value to EBIT:  Enterprise Value (EV) equals Market Cap plus total debt minus cash and equivalents.  EBIT equals Earnings before Interest and Taxes.  EV/EBIT is a valuation metric.
Basis point:  One hundredth of a percentage point (0.01%).
Tangible book value:  Stockholder’s equity minus goodwill and intangibles divided by shares outstanding.

PALM VALLEY CAPITAL FUND

Expense Example (Unaudited)
June 30, 2019

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund specific expenses. The expense example is intended to help the shareholder understand ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the most recent six-month period.

The Actual Expenses comparison provides information about actual account values and actual expenses. A shareholder may use the information in this line, together with the amount invested, to estimate the expenses paid over the period. A shareholder may divide his/her account value by $1,000 (e.g., an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses paid on his/her account during this period.

The Hypothetical Example for Comparison Purposes provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid for the period. A shareholder may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, a shareholder would compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemptions fees or exchange fees. Therefore, the Hypothetical Example for Comparisons Purposes is useful in comparing ongoing costs only, and will not help to determine the relevant total costs of owning different funds. In addition, if these transactional costs were included, shareholder costs would have been higher.

	Annualized Net	Beginning	Ending	Expenses Paid
	Expense Ratio	Account Value	Account Value	During Period(1)
	(6/30/2019)	(5/1/2019)	(6/30/2019)	(5/1/2019 to 6/30/2019)
Investor Class
Actual(2)	1.25%	$1,000.00	$1,007.00	$2.10
Hypothetical
(5% annual return before expenses)	1.25%	$1,000.00	$1,006.27	$2.10

(1)	Expense are equal to the Fund’s annualized expense ratio for the period multiplied by the average account value over the period, multiplied by 61/365 to reflect the since inception period.
(2)	Based on the actual returns for the period from inception through June 30, 2019, of 0.70% for Investor Class.

PALM VALLEY CAPITAL FUND

Allocation of Portfolio(1) (Unaudited)
June 30, 2019

(1)	Data expressed as a percentage of net assets as of June 30, 2019. Please refer to the Schedule of Investments for more details on the Fund’s individual holdings.

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Schedule of Investments (Unaudited)
June 30, 2019

	Shares	Value
COMMON STOCKS – 8.16%

Beverages – 1.00%
Crimson Wine Group Ltd. (a)	3,830	$30,640

Computers – 0.47%
Amdocs Ltd. (b)	234	14,529

Food – 0.56%
Weis Markets, Inc.	473	17,222

Healthcare-Product – 0.58%
United-Guardian, Inc.	945	17,766

Insurance – 3.29%
Crawford & Company, Class B	8,984	83,641
Protective Insurance Corporation, Class B	993	17,248
		100,889
Machinery – Diversified – 0.46%
Gencor Industries, Inc. (a)	1,077	14,001

Media – 0.51%
Scholastic Corporation	473	15,723

Oil & Gas – 1.29%
Adams Resources & Energy, Inc.	473	16,214
Natural Gas Services Group, Inc. (a)	1,419	23,414
		39,628
Total Common Stocks
(Cost $237,226)		250,398

SHORT TERM INVESTMENTS – 91.95%

Money Market Fund – 2.42%
First American Treasury Obligations Fund, Class X, 2.25% (b)
Total Money Market Fund
(Cost $74,086)	74,086	74,086

The accompanying notes are an integral part of these financial statements.

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Schedule of Investments (Unaudited) – Continued
June 30, 2019

	Principal
	Amount	Value
SHORT TERM INVESTMENTS – 91.95% (Continued)

U.S. Treasury Bills – 89.53%
Maturity Date 8/1/2019, Yield to Maturity 2.41%	$1,000,000	$998,267
Maturity Date 9/12/2019, Yield to Maturity 2.40%	10,000	9,958
Maturity Date 10/31/2019, Yield to Maturity 2.35%	1,750,000	1,738,093
Total U.S. Treasury Bills
(Cost $2,744,216)		2,746,318
Total Short Term Investments
(Cost $2,818,302)		2,820,404

Total Investments
(Cost $3,055,528) – 100.11%		3,070,802
Liabilities In Excess of Assets – (0.11)%		(3,437)
Net Assets – 100.00%		$3,067,365

(a)	Non-income producing security.
(b)	Foreign domiciled security.
(c)	The rate quoted is the annualized seven-day effective yield as of June 30, 2019.

The accompanying notes are an integral part of these financial statements.

PALM VALLEY CAPITAL FUND

Statement of Assets and Liabilities (Unaudited)
June 30, 2019

ASSETS:
Investments, at value (Cost $3,055,528)	$3,070,802
Dividends and interest receivable	366
Receivable from Adviser	46,978
Total assets	3,118,146

LIABILITIES:
Payable for fund administration and fund accounting fees	14,156
Payable for legal fees	7,795
Payable for transfer agent fees and expenses	6,000
Payable for compliance fees	3,967
Payable for trustees’ fees	2,368
Distribution fees payable	987
Payable for custodian fees	800
Accrued expenses and other liabilities	14,708
Total liabilities	50,781
NET ASSETS	$3,067,365

NET ASSETS CONSIST OF:
Paid-in capital	$3,047,515
Total distributable earnings	19,850
NET ASSETS	$3,067,365

Investor Class
Net assets	$3,067,365
Shares issued and outstanding(1)	304,652
Net asset value, redemption price, and offering price per share(2)	$10.07

(1)	Unlimited shares authorized without par value.
(2)	A redemption fee of 1.00% may be charged on shares redeemed within 60 days of purchase.

The accompanying notes are an integral part of these financial statements.

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Statement of Operations (Unaudited)
For the Period Ended June 30, 2019(1)

INVESTMENT INCOME:
Dividend income	$193
Interest	9,290
Total investment income	9,483

EXPENSES:
Professional fees	16,612
Fund administration and fund accounting fees (See Note 3)	14,156
Transfer agent fees (See Note 3)	6,000
Compliance fees (See Note 3)	3,967
Investment advisory fees (See Note 3)	3,552
Reports to shareholders	3,343
Federal and state registration fees	3,165
Trustees’ fees (See Note 3)	2,368
Distribution fees (See Note 5)	987
Custodian fees (See Note 3)	813
Other	501
Total expense before reimbursement	55,464
Less: Expense reimbursement by Adviser (See Note 3)	(50,530)
Net expenses	4,934
NET INVESTMENT INCOME	4,549

REALIZED AND CHANGE IN UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments	27
Net change in unrealized appreciation on investments	15,274
Net realized and change in unrealized gain on investments	15,301
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$19,850

(1)  Inception date of the Fund was May 1, 2019.

The accompanying notes are an integral part of these financial statements.

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Statement of Changes in Net Assets

For the
Period Ended
June 30, 2019(1)
(Unaudited)
OPERATIONS:
Net investment income	$4,549
Net realized gain on investments	27
Change in unrealized appreciation on investments	15,274
Net increase in net assets resulting from operations	19,850

CAPITAL SHARE TRANSACTIONS:
Net increase in net assets resulting from capital share transactions(2)	3,047,515

NET INCREASE IN NET ASSETS	3,067,365

NET ASSETS:
Beginning of period	—
End of period	$3,067,365

(1)	Inception date of the Fund was May 1, 2019.
(2)	A summary of capital share transactions is as follows:

	For the Period Ended
	June 30, 2019
	(Unaudited)
SHARE TRANSACTIONS:
Investor Class	Shares	Amount
Issued	304,652	$3,047,515
Issued to holders in reinvestment of dividends	—	—
Redeemed	—	—
Redemption fees	—	—
Net increase in Investor Class	304,652	$3,047,515

The accompanying notes are an integral part of these financial statements.

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Financial Highlights

For the Period
Inception through
June 30, 2019(1)
(Unaudited)
Investor Class

PER SHARE DATA(2):
Net asset value, beginning of period	$10.00

INVESTMENT OPERATIONS:
Net investment income(3)	0.02
Net realized and unrealized gain on investments	0.05
Total from investment operations	0.07

LESS DISTRIBUTIONS FROM:
Net investment income	—
Net realized gains	—
Total distributions	—
Net asset value, end of period	$10.07

TOTAL RETURN(4)	0.70%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$3,067
Ratio of gross expenses to average net assets:
Before expense reimbursement(5)	14.05%
After expense reimbursement(5)	1.25%
Ratio of net investment income to average net assets	1.15%
Portfolio turnover rate(4)	40%

(1)	Inception date of the Fund was May 1, 2019.
(2)	For an Investor share outstanding for the period.
(3)	Calculated based on average shares outstanding during the period.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.

PALM VALLEY CAPITAL FUND

Notes to the Financial Statements (Unaudited)
June 30, 2019

1.  ORGANIZATION

The Trust is a Delaware statutory trust organized on July 27, 2015 and is registered with the U.S. Securities and Exchange Commission (“SEC”) as an open-end management investment company. The Palm Valley Capital Fund (the “Fund”) is a diversified series with its own investment objectives and policies within the Trust. Palm Valley Capital Management LLC is the Fund’s investment adviser (the “Adviser”) and is responsible for investment advisory services and day-to-day management of the Fund’s assets. The Fund invests primarily in a portfolio of U.S. common stocks of small-cap companies that offer attractive risk-adjusted returns. The Fund considers small-cap companies to be those that, at the time of investment, have a market capitalization of less than $10 billion. Under normal circumstances, the Fund will hold common stocks of fewer than 40 different companies.

The Fund commenced operations on May 1, 2019. Organizational costs consist of costs incurred to establish the Fund and enable it to legally do business. These expenses were borne by the Adviser and are not subject to reimbursement by the Fund. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Board Codification (the “Codification”) Topic 946 Financial Services – Investment Companies. The Fund does not hold itself out as related to any other series of the Trust for purposes of investment and investor services, nor does it share the same investment adviser with any other series of the Trust.

The Fund offers a single share class, an Investor Class. The Investor Class does not have front end sales loads or deferred sales charges; however, it has a 1.00% redemption fee on shares held 60 days or less and is subject to a distribution fee of up to 0.25% of average daily net assets.

The Fund may issue an unlimited number of shares of beneficial interest, with no par value.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

A.  Investment Valuation – The following is a summary of the Fund’s pricing procedures. It is intended to be a general discussion and may not necessarily reflect all the pricing procedures followed by the Fund. Equity securities, including common stocks, preferred stocks, and real estate investment trusts (“REITS”) that are traded on a national securities exchange, except those listed on the Nasdaq Global Market®, Nasdaq Global Select Market® and the Nasdaq Capital Market® exchanges (collectively “Nasdaq”), are valued at the last reported sale price on that exchange on which the security is principally traded. Securities traded on Nasdaq will be valued at the Nasdaq Official Closing Price (“NOCP”). If, on a particular day, an exchange traded or Nasdaq security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter (“OTC”) market. If a non-exchanged traded equity security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

PALM VALLEY CAPITAL FUND

Notes to the Financial Statements (Unaudited) – Continued
June 30, 2019

Fixed income securities, including short-term debt instruments having a maturity less than 60 days, are valued at the evaluated mean price supplied by an approved independent third-party pricing service (“Pricing Service”). These securities are categorized in Level 2 of the fair value hierarchy.

In the case of foreign securities, the occurrence of events after the close of foreign markets, but prior to the time the Fund’s net asset value (“NAV”) is calculated will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. The Fund will value foreign securities at fair value, taking into account such events in calculating the NAV. In such cases, use of fair valuation can reduce an investor’s ability to seek profit by estimating the Fund’s NAV in advance of the time the NAV is calculated. These securities are categorized in Level 2 of the fair value hierarchy.

Exchange traded funds and closed-end funds are valued at the last reported sale price on the exchange on which the security is principally traded. If, on a particular day, an exchange-traded fund does not trade, then the mean between the most recent quoted bid and asked prices will be used. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (including money market funds), other than exchange-traded funds, are valued at their reported NAV per share. To the extent these securities are valued at their NAV per share, they are categorized in Level 1 of the fair value hierarchy.

All other assets of the Fund are valued in such a manner as the Valuation Committee under the supervision of the Board of Trustees (the “Board”), in good faith, deems appropriate to reflect its fair value.

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

PALM VALLEY CAPITAL FUND

Notes to the Financial Statements (Unaudited) – Continued
June 30, 2019

The following table is a summary of the inputs used to value the Fund’s securities by level within the fair value hierarchy as of June 30, 2019:

Investments at Fair Value	Level 1	Level 2	Level 3	Total
Assets
Common Stocks(1)	$250,398	$—	$—	$250,398
Short Term Investments	74,086	2,746,318	—	2,820,404
	$324,484	$2,746,318	$—	$3,070,802

(1)	Please refer to the Schedules of Investments to view Common Stocks segregated by industry type.

During the period ended June 30, 2019, the fund did not hold any Level 3 securities, nor were there any transfers into or out of Level 3.

B.  Foreign Securities and Currency Translation – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not isolate the portion of the results of operations from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

Investments in foreign securities entail certain risks. There may be a possibility of nationalization or expropriation of assets, confiscatory taxation, political or financial instability, and diplomatic developments that could affect the value of the Fund’s investments in certain foreign countries. Since foreign securities normally are denominated and traded in foreign currencies, the value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers.

C.  Cash and Cash Equivalents – The Fund considers highly liquid short-term fixed income investments purchased with an original maturity of less than three months to be cash equivalents. Cash equivalents are included in short-term investments on the Schedule of Investments as well as in investments on the Statement of Assets and Liabilities.

D.  Guarantees and Indemnifications – In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

PALM VALLEY CAPITAL FUND

Notes to the Financial Statements (Unaudited) – Continued
June 30, 2019

E.  Security Transactions, Income and Expenses – The Fund follows industry practice and records security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost. Dividend income and expense is recorded on the ex-dividend date and interest income and expense is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations. Discounts and premiums on securities purchased are amortized over the expected life of the respective securities. Interest income is accounted for on the accrual basis and includes amortization of premiums and accretion of discounts on the effective interest method.

F.  Allocation of Income, Expenses and Gains/Losses – Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. 12b-1 fees are expensed at 0.25% of average daily net assets of Investor Class shares (See Note 5).

G.  Share Valuation – The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on days which the New York Stock Exchange (“NYSE”) is closed for trading.

H.  Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

I.  Statement of Cash Flows – Pursuant to the Cash Flows Topic of the Codification, the Fund qualifies for an exemption from the requirement to provide a statement of cash flows and has elected not to provide a statement of cash flows.

3.  RELATED PARTY TRANSACTIONS

The Trust has an agreement with the Palm Valley Capital, LLC (the “Adviser”) to furnish investment advisory services to the Fund. Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 0.90% of the Fund’s average daily net assets.

The Fund’s Adviser has contractually agreed to reduce its management fees and/or absorb expenses of the Fund to ensure that total annual operating expenses after fee waiver and/or expense reimbursement (excluding any distribution fees – Investor Class (see Note 5), any acquired fund fees and expenses, front-end or contingent deferred loads, redemption fees, swap fees and expenses, dividends and interest on short positions, taxes, leverage interest, brokerage fees (including commissions, mark-ups and mark-downs), other transactional expenses, annual account fees for margin accounts, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 1.00% of the Fund’s average daily net asset value.  Fees waived and reimbursed expenses are subject to possible recoupment from the Fund in future years on a rolling three-year basis (i.e. within 36 months after the fees have been waived or reimbursed) not to exceed the expense limitation in place at the time such amounts were waived or reimbursed. Fees voluntarily waived are not subject to recoupment and will be absorbed by the Adviser.  The Operating Expense Limitation Agreement is intended to be continual in nature and cannot be terminated within two years after the effective date of the Fund’s prospectus and subject thereafter to termination at any time

PALM VALLEY CAPITAL FUND

Notes to the Financial Statements (Unaudited) – Continued
June 30, 2019

upon 60 days written notice and approval by the Trust’s Board of Trustees and the Adviser. Waived fees and reimbursed expenses subject to potential recovery by year of expiration are as follows:

Expiration	Amount
12/31/2021	$50,530

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services” or the “Administrator”) acts as the Fund’s Administrator, transfer agent, and fund accountant. U.S. Bank N.A. (the “Custodian”) serves as the custodian to the Fund. The Custodian is an affiliate of the Administrator. The Administrator performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian; coordinates the payment of the Fund’s expenses and reviews the Fund’s expense accruals. The officers of the Trust, including the chief compliance officer, are employees of the Administrator. A trustee of the Trust is an officer of the Administrator. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums. Fees paid by the Fund for administration and accounting, transfer agency, custody and compliance services for the period ended June 30, 2019, are disclosed in the Statement of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator. A Trustee of the Trust is affiliated with Fund Services and the Custodian. This same Trustee is an interested person of the Distributor.

4.  TAX FOOTNOTE

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required. As of and during the period ended June 30, 2019, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority and did not have liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. The Fund is subject to examination by taxing authorities for the tax periods since the commencement of operations.

As of the period ended June 30, 2019, the components of accumulated earnings (losses) on a tax basis were:

Cost of investments	$3,055,528
Gross unrealized appreciation	15,468
Gross unrealized depreciation	(194)
Net unrealized appreciation	$15,274

PALM VALLEY CAPITAL FUND

Notes to the Financial Statements (Unaudited) – Continued
June 30, 2019

Distributions to Shareholders – The Fund distributes substantially all net investment income, if any, and net realized capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.

There were no distributions made by the Fund during the period ended June 30, 2019.

5.  DISTRIBUTION & SHAREHOLDER SERVICING FEES

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) for the Investor Class. The Plan permits the Fund to pay for distribution and related expenses at an annual rate of 0.25% average daily net assets of the Investor Class. Amounts paid under the Plan are paid to the Distributor to compensate it for costs of the services it provides to Investor Class shares of the Fund and the expenses it bears in the distribution of the Fund’s Investor Class shares, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund’s Advisor class shares to prospective investors; and preparation, printing, payments to intermediaries and distribution of sales literature and advertising materials.  Under the Plan, the Board will be furnished quarterly with information detailing the amount of expenses paid under the Plan and the purposes for which payments were made. The Plan may be terminated at any time by vote of a majority of the Board of the Trust who are not interested persons.

Continuation of the Plan is considered by such Board no less frequently than annually. With the exception of the Distributor and the Advisor, in their capacities as the Fund’s principal underwriter and distribution coordinator, respectively, no interested person has or had a direct or indirect financial interest in the Plan or any related agreement. For the period ended June 30, 2019, the Investor Class incurred expenses of $987 pursuant to the Plan.

Distribution fees are not subject to the Operating Expense Limitation Agreement (see Note 3) to reduce management fees and/or absorb Fund expenses by the Adviser. Distribution and shareholder servicing fees will increase the expenses beyond the Operating Expense Limitation Agreement rate of 1.00% for the Investor Class shares.

6.  INVESTMENT TRANSACTIONS

The aggregate purchases and sales, excluding short-term investments, by the Fund for the period ended June 30, 2019, were as follows:

	Purchases	Sales
U.S. Government	$—	$—
Other	282,896	45,696

PALM VALLEY CAPITAL FUND

Notes to the Financial Statements (Unaudited) – Continued
June 30, 2019

7.  BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of June 30, 2019, two accounts held 67.3% of the outstanding shares of the Fund.

8.  SUBSEQUENT EVENTS

Management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

As of July 5, 2019, John Hedrick resigned as President of the Trust. On July 24, 2019 he was replaced by Ryan Roell as the President of the Trust.

As of July 24, 2019, Julie Keller resigned as Assistant Treasurer, replaced by Hailey Glaser and Kristen Pierson.

PALM VALLEY CAPITAL FUND

Board Consideration of Investment Advisory Agreement (Unaudited)

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Series Portfolios Trust (the “Trust”), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreement and who are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must approve the investment advisory agreement for any new fund of the Trust.

In this regard, at an in-person meeting held on April 25-26, 2019 (the “Meeting”), the Board, including the Independent Trustees, considered and unanimously approved an advisory agreement (the “Advisory Agreement”) between the Trust, on behalf of its series, the Palm Valley Capital Fund (the “Fund”) and Palm Valley Capital Management LLC (“PVCM”), for an initial two-year term. At the Meeting, the Board considered the factors and reached the conclusions described below in selecting PVCM to serve as the Fund’s investment adviser and approving the Advisory Agreement.

In advance of the Meeting, PVCM provided information to the Board in response to requests submitted to it by the Trust’s administrator, on behalf of the Trustees, to facilitate the Board’s evaluation of the terms of the Advisory Agreement. The information furnished by PVCM included materials describing, among other things: (i) the nature, extent, and quality of the services to be provided to the Fund by PVCM; (ii) the investment performance of the strategy to be used in managing the Fund; (iii) the Fund’s overall fees and operating expenses and the management fees to be payable by the Fund to PVCM compared with those of a peer group of mutual funds; (iv) PVCM’s projected profitability; and (v) other potential “fall-out” benefits PVCM may receive based on its relationship with the Fund.

In considering and approving the Advisory Agreement, the Board considered the information it believed relevant, including, but not limited to, the information discussed below. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

The Independent Trustees were assisted in their evaluation of the Advisory Agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from PVCM, the Interested Trustee, and management. The following summarizes a number of relevant, but not necessarily all, factors considered by the Board in reaching its determination.

Nature, Extent and Quality of Services

The Board received and considered various information regarding the nature, extent and quality of services to be provided to the Fund by PVCM under the Advisory Agreement. This information included, among other things, the qualifications, background, tenure and responsibilities of the portfolio managers who will be primarily responsible for the day-to-day portfolio management of the Fund. It also included information about PVCM’s plans with respect to the Fund’s investment process and portfolio strategy, the approach to security selection and the overall positioning of the Fund’s portfolio.

In particular, the Board considered the Fund’s investment strategy of investing in a portfolio of small capitalization companies. The Board also considered that PVCM is a newly formed and registered investment adviser with no operating history or performance track record, though the Board also received and reviewed information about the firm’s capital and about its Co-Chief Executive Officers and portfolio managers, Mr. Jayme Wiggins and Mr. Eric Cinnamond.  The Board noted their backgrounds and experience in the investment management industry, including prior management of open-end mutual funds. The Board also met with Mr. Wiggins and Mr. Cinnamond in person at a meeting of the Board held on January 16-17, 2019.

PALM VALLEY CAPITAL FUND

Board Consideration of Investment Advisory Agreement (Unaudited) – Continued

The Board evaluated the ability of PVCM, based on attributes such as its financial condition, resources and reputation, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance program and compliance record of PVCM.

Investment Performance

The Board acknowledged that the Fund is newly formed and has no actual investment performance record, and that, as a newly formed investment adviser, PVCM also had no performance track record. The Board reviewed hypothetical investment performance information prepared by PVCM by taking actual returns for a composite portfolio managed by Mr. Cinnamond from October 31, 1998 through March 31, 2016, and assuming Mr. Cinnamond had continued to manage the same composite portfolio using the same strategy through February 28, 2019. The Board also reviewed returns of the Russell 2000® Index and the Russell 2000® Value Index for the period from October 31, 1998 through February 28, 2019. The Board was advised that the strategy utilized in generating the hypothetical performance returns was the same as that of the Fund, though the Board recognized it was for informational and comparative purposes, rather than representative of the Fund’s own performance information and operating history. The Board noted the inherent limitations of hypothetical performance information, given the assumptions on which it is based.  The Board noted that it would have the opportunity to review the Fund’s actual performance on an on-going basis after its launch and in connection with future reviews of the Advisory Agreement.

Fund Expenses and Investment Management Fee Rate

The Board received and considered information regarding the Fund’s anticipated net operating expense ratios and their various expense components, including contractual and/or estimated advisory fees, administrative fees, custodian and other non-advisory fees, and fee waiver and expense reimbursement arrangements. The Board noted the Fund would be offered at net asset value and would be subject to a 0.25% Rule 12b-1 distribution fee and shareholder servicing fee. The Board also considered the Fund’s anticipated net expense ratio in comparison to the average and median ratios of funds in an expense group (the “Expense Group”) that was derived from information provided by Morningstar, Inc., based on screening criteria applied by the Trust’s administrator in consultation with PVCM. The Board received a description of the methodology and screening criteria used by the Trust’s administrator to select the mutual funds and share classes in the Expense Group. The Board noted it would be able to reevaluate fees in the future in the context of future contract renewals.

The Board reviewed and considered the contractual investment management fee rate that would be payable by the Fund to PVCM for investment advisory services (the “Management Fee Rate”). Among other information reviewed by the Board was a comparison of the Management Fee Rate of the Fund with those of other funds in the Expense Group. The Board noted the Management Fee Rate of the Fund was within the second lowest quartile of the Expense Group, equal to the Expense Group’s average rate and below the median rate. The Board further considered that PVCM had agreed to contractually waive its management fees and/or reimburse fund expenses to ensure total annual operating expenses of the Fund do not exceed 1.00% for at least an initial two-year term. The Board noted the net expense ratio of the Fund, after applying the contractual limit was within the second lowest quartile of the Expense Group, below the Expense Group’s average and median rates.

As PVCM does not manage any accounts other than the Fund, there was no information provided to the Board by PVCM about the nature and extent of services offered and fee rates charged by PVCM to other types of clients, other than an expected fee rate for separately managed accounts that would be managed to the same strategy as the Fund but with significantly higher account minimums.

PALM VALLEY CAPITAL FUND

Board Consideration of Investment Advisory Agreement (Unaudited) – Continued

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the Management Fee Rate was reasonable in light of the services to be covered by the Advisory Agreement.

Profitability

The Board acknowledged that there is no actual information about PVCM’s profitability earned from the Fund but considered information about PVCM’s projected profitability based on a set of assumptions. The Board noted that it would have an opportunity to review information about actual profitability earned from the Fund in the context of future contract renewals.

Economies of Scale

With respect to possible economies of scale, the Board considered that the Fund had not yet commenced operations and that PVCM did not present the Board with information regarding the extent to which economies of scale were expected to be realized as the assets of the Fund grow. The Board acknowledged that the proposed fee waiver and expense reimbursement arrangements are a means of sharing potential economies of scale with the Fund. The Board noted that it would have an opportunity to consider economies of scale in the context of future contract renewals.

Other Benefits to PVCM

The Board received and considered information regarding potential “fall-out” or ancillary benefits to PVCM, as a result of its relationship with the Fund. Ancillary benefits could include, among others, benefits attributable to research credits generated by Fund portfolio transactions. The Board also considered that PVCM did not manage any other accounts.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved entering into the Advisory Agreement for an initial two-year term.

PALM VALLEY CAPITAL FUND

Additional Information (Unaudited)
June 30, 2019

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room call 1-800-SEC-0330. In addition, the Fund’s Form N-Q is available without charge upon request by calling 1-888-224-7256 (PALM).

AVAILABILITY OF PROXY VOTING INFORMATION

A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-888-224-7256 (PALM). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent period ended June 30, is available (1) without charge, upon request, by calling 1-888-224-7256 (PALM), or (2) on the SEC’s website at www.sec.gov.

PALM VALLEY CAPITAL FUND

Privacy Notice (Unaudited)

The Fund collects non-public information about you from the following sources:

• Information we receive about you on applications or other forms;
• Information you give us orally; and/or
• Information about your transactions with us or others

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

(This Page Intentionally Left Blank.)

INVESTMENT ADVISER
Palm Valley Capital Management LLC
422 Jacksonville Drive
Jacksonville Beach, FL 32250

DISTRIBUTOR
Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank N.A.
1555 North Rivercenter Drive
Milwaukee, WI 53212

ADMINISTRATOR, FUND ACCOUNTANT
AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, WI 53202

LEGAL COUNSEL
Goodwin Procter LLP 901
New York Avenue NW
Washington, DC 20001

This report should be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the
Fund’s trustees and is available without charge upon request by calling 1-866-747-3111.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Note applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable for semi-annual reports.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. Provide the information called for by Item 4 of Form 8-K under the Exchange Act (17 CFR 249.308). Unless otherwise specified by Item 4, or related to and necessary for a complete understanding of information not previously disclosed, the information should relate to events occurring during the reporting period.  Not Applicable.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)               Series Portfolios Trust

By (Signature and Title)*        /s/Ryan L. Roell
Ryan L. Roell, President

Date    08/29/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*        /s/Ryan L. Roell
Ryan L. Roell, President

Date    08/29/2019

By (Signature and Title)*        /s/Cullen O. Small
Cullen O. Small, Treasurer

Date    08/29/2019

* Print the name and title of each signing officer under his or her signature.